UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2006


                             NetScout Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             0000-26251                                 04-2837575
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      (Commission File Number)               (IRS Employer Identification No.)


    310 Littleton Road, Westford,
           Massachusetts                                   01886
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (978) 614-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT; ITEM 8.01. OTHER EVENTS.

Non-Employee Director Compensation
----------------------------------

     On September 13, 2006, NetScout Systems, Inc. (the "Company") changed its non-employee director compensation arrangements. A summary of the Company's currently effective director compensation is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

     On September 13, 2006, the Company granted each non-employee member of the Board of Directors of the Company (the "Board") an award of 4,137 restricted stock units ("RSUs") pursuant to the director compensation arrangements discussed above.

Form of Indemnification Agreement
---------------------------------

     On September 13, 2006, the Board approved a form of Indemnification Agreement (the "Indemnification Agreement") to be entered into between the Company and (1) each of the directors of the Company; and (2) each of the following officers and employees of the Company: David P. Sommers, the Company's Chief Financial Officer and Senior Vice President, General Operations; Michael Szabados, Senior Vice President, Product Operations; John W. Downing, Vice President, Worldwide Sales Operations; Jeffrey R. Wakely, Vice President, Finance, and Chief Accounting Officer; Jeffrey A. Levinson, the Company's Managing Counsel; and Catherine L. Taylor, the Director of Investor Relations (collectively, the "Indemnitees"). The Company entered into an indemnification agreement with each of the Indemnitees effective as of September 13, 2006. A copy of the form of Indemnification Agreement is filed as Exhibit 10.2 and is incorporated by reference herein.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

The Company hereby files the following exhibits:

10.1    Summary of Non-Employee Director Compensation
10.2    Form of Indemnification Agreement



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         NETSCOUT SYSTEMS, INC.

                                         By:   /s/ David P. Sommers
                                             -----------------------------------
                                             David P. Sommers
                                             Chief Financial Officer and Senior
                                             Vice President, General Operations



     Date: September 19, 2006



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                                  EXHIBIT INDEX

Exhibit Number       Description
-------------------  -----------------------------------------------------------
10.1                 Summary of Non-Employee Director Compensation
10.2                 Form of Indemnification Agreement